CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

     I,  Daniel  S.  McKinney,  certify  that:

     1. I have reviewed this Registration Statement on Form 10-SB of Asia Properties, Inc.

     2. Based on my knowledge, this Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Registration Statement.

     3. Based on my knowledge, the financial statements, and other financial information included in this Registration Statement, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Registration Statement.

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a. Designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Registration Statement is being prepared;

          b. Evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing of this Registration Statement (the "Evaluation Date"); and

          c. Presented in this Registration Statement my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date.

     5. I have disclosed, based on my most recent evaluation, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

          a. All significant deficiencies in the design or operation of internal controls that could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

          b  .     Any  fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls.

     6. I have indicated in the Registration Statement, whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November  26,  2004               By:  /s/  Daniel  S.  Mckinney
                              Daniel  S.  McKinney
                              President,  Chief  Executive  Officer,
                              Principal  Accounting  Officer  and
                              Director  (Principal  Executive,
                              Financials  and  Accounting
                              Officer)